Exhibit 99.1

NovaBay Pharmaceuticals Appoints Justin Hall President and CEO, and Jason Raleigh CFO

EMERYVILLE, Calif. (June 17, 2019) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY), a biopharmaceutical company focusing on commercializing Avenova® for the domestic eye care market, announces the appointments of Justin Hall as President and Chief Executive Officer, and Jason Raleigh as Chief Financial Officer. Hall has served as interim President and CEO, and Raleigh as interim CFO since March 2019.

“Justin and Jason have proven their leadership abilities by successfully implementing the shift in our U.S. commercial strategy we announced in March and executing the recent launch of our U.S. direct-to-consumer sales of Avenova on Amazon.com,” said Paul E. Freiman, Chairman of NovaBay.

“This is a very exciting time at NovaBay as we launch Avenova Direct, making our leading lid and lash spray directly accessible to consumers without a prescription and at affordable pricing,” said Hall. “My close working relationships with our Board, principal investors, and sales force are key to quickly adjusting our strategy to rapidly address opportunities in the marketplace. We are on the move and we have momentum.”

The Avenova Direct page on Amazon.com is available here.

“I’m honored to be selected as CFO and appreciate the Board’s trust in my abilities,” said Raleigh. “I look forward to continuing to work with Justin and the NovaBay team toward the continued successful commercialization of Avenova.”

Hall has served with NovaBay for six years in a variety of roles including as corporate counsel and has been actively involved in a number of operating functions including the sales organization and manufacturing. Raleigh has been with NovaBay for more than three years and has nearly 20 years of financial experience.

About NovaBay Pharmaceuticals, Inc.: Going Beyond Antibiotics®

NovaBay Pharmaceuticals, Inc. is a biopharmaceutical company focusing on commercializing and developing its non-antibiotic anti-infective products to address the unmet therapeutic needs of the global, topical anti-infective market with its two distinct product categories: the NEUTROX® family of products and the AGANOCIDE® compounds. The Neutrox family of products includes AVENOVA® for the eye care market, NEUTROPHASE® for wound care market, and CELLERX® for the aesthetic dermatology market. The Aganocide compounds, still under development, have target applications in the dermatology and urology markets.

Forward-Looking Statements

This release contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our future momentum and online sales, Board and executive composition, and generally the company’s expected future financial results. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, risks and uncertainties relating to our ability to remain a publicly listed company, maintain the support of our majority shareholders, and ability to adhere to our approved NYSE compliance plan. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in NovaBay’s latest Form 10-Q/K filings with the Securities and Exchange Commission, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and NovaBay disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

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Avenova Purchasing Information
For NovaBay Avenova purchasing information:
Please call 800-890-0329 or email sales@avenova.com.
www.Avenova.com

NovaBay Contact
Justin Hall
President and Chief Executive Officer
510-899-8800
jhall@novabay.com

Investor Contact
LHA Investor Relations
Jody Cain
310-691-7100
jcain@lhai.com

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